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                  EXHIBIT B

    Transactions in Shares of the Company
         Within the Past Sixty Days

Transactions by Appaloosa Investment Limited
Partnership I


               Trade
          Date
          Purchase/
          Sale
          No. of Shares
          Purchased/Sold
          Price
          Per Share


          8-14-96
          P
          32,000
          8.375


          8-14-96
          P
          73,400
          8.3325


          8-15-96
          P
          16,000
          8.75


          8-15-96
          P
          9,000
          8.685


          8-16-96
          P
          6,700
          8.81


          8-19-96
          P
          13,600
          8.81


          8-20-96
          P
          32,600
          9.2175










Transactions by Palomino Fund Ltd.



               Trade
          Date
          Purchase/
          Sale
          No. of Shares
          Purchased/Sold
          Price
          Per Share


          8-14-96
          P
          10,000
          8.375


          8-14-96
          P
          24,100
          8.3325


          8-15-96
          P
          5,000
          8.75


          8-15-96
          P
          3,000
          8.685


          8-16-96
          P
          2,200
          8.81


          8-19-96
          P
          4,500
          8.81


          8-20-96
          P
          10,700
          9.2175















Purchases by Reliance Standard Life Insurance
Company


          Trade Date
          Purchase/
          Sale
          No of
          Shares
          Purchased
          Cost
          Per Share


          8-14-96
          P
          8,000
          8.375


          8-14-96
          P
          18,100
          8.3325


          8-15-96
          P
          4,000
          8.75


          8-15-96
          P
          2,000
          8.685


          8-16-96
          P
          1,600
          8.81


          8-19-96
          P
          3,400
          8.81


          8-20-96
          P
          8,100
          9.2175